UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

FINTECH ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Delaware	001-39760	84-4794021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FTCVU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	FTCV	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FTCVW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously announced, FinTech Acquisition Corp. V (the “Company”) entered into an Agreement and Plan of Merger, dated as of March 16, 2021 (the “Original Merger Agreement”), with eToro Group Ltd. (“eToro”) and Buttonwood Merger Sub Corp. Also as previously announced, concurrently with entering into the Original Merger Agreement, eToro entered into subscription agreements (the “Subscription Agreements”) with certain investors.

Under the Original Merger Agreement, each of eToro and the Company had the right to terminate the Original Merger Agreement as of, and the Subscription Agreements were scheduled to terminate automatically in accordance with their terms on, December 31, 2021. Despite the best efforts of the parties, the parties will not have satisfied the requisite closing conditions set forth in the Original Merger Agreement as of December 31, 2021, including the condition that eToro’s registration statement on Form F-4 be declared effective. Accordingly, the business combination contemplated by the Original Merger Agreement (the “Business Combination”) cannot be consummated before December 31, 2021.

In order to facilitate the completion of the transactions contemplated by the Original Merger Agreement and the Subscription Agreements, on December 30, 2021, eToro and the Company entered into an amendment to the Original Merger Agreement (the “Merger Agreement Amendment” and together with the Original Merger Agreement, the “Merger Agreement”). Concurrently with entering into the Merger Agreement Amendment, eToro entered into amendments to certain of its Subscription Agreements (collectively, the “Amended Subscription Agreements”).

Under the Merger Agreement Amendment, the parties agreed, among other things, to extend the Outside Date (as defined in the Original Merger Agreement) from December 31, 2021 to June 30, 2022 and change the pre-money valuation of eToro from $9.301 billion to $7.906 billion. As such, the estimated implied post-money equity value of eToro is approximately $8.8 billion.1 In addition, the number of Price Adjustment Rights (as defined in the Merger Agreement) that correspond to the $17.50 price trigger issuable to eToro shareholders was reduced on a one-for-one basis for every warrant to be issued to the investors under the Amended Subscription Agreements at the closing of the business combination, as described further below.

Under the Amended Subscription Agreements, the relevant parties agreed, among other things, to extend the date on which the Subscription Agreements would have otherwise automatically terminated from December 31, 2021 to June 30, 2022. Additionally, the investors party to the Amended Subscription Agreements will receive warrants to purchase common shares of eToro if, following the closing, the eToro closing stock price is equal to or greater than $17.50 over a specified period, which warrants have substantially similar terms to the terms of the Price Adjustment Rights. Under the Amended Subscription Agreements, as of the date of this communication, eToro has received commitments for $441 million in the aggregate.

The consummation of the Business Combination remains subject to the satisfaction of customary closing conditions, including the effectiveness of eToro’s registration statement on Form F-4 relating to the Business Combination and receipt of the requisite approvals of the eToro shareholders and the Company stockholders.

Exhibits

A copy of the Merger Agreement Amendment and the form of the amendment to the Subscription Agreements comprising a part of the Amended Subscription Agreements are filed herewith as Exhibit 2.1 and Exhibit 10.1, respectively, and the foregoing descriptions of each of the Merger Agreement Amendment and the form of the amendment to the Subscription Agreements are qualified in their entirety by reference thereto.

Additional Information About the Business Combination and Where to Find It

eToro has submitted a registration statement on Form F-4 to the SEC on August 31, 2021, and filed amendments on September 20, 2021, October 5, 2021, November 4, 2021, November 12, 2021 and November 15, 2021, which include a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to the Company stockholders in connection with the solicitation of proxies for the vote by the stockholders on the merger and the prospectus to be delivered by the Company in connection with the distribution of its securities to such holders. After the registration statement has been filed and declared effective, the Company will mail a definitive proxy statement/prospectus to its stockholders as of the record date established for voting on the proposed business combination and the other proposals regarding the proposed business combination set forth in the proxy statement. eToro or the Company may also file other documents with the SEC regarding the proposed business combination. Before making any voting or investment decision, investors and security holders are urged to carefully read the entire registration statement and proxy statement / prospectus and any other relevant documents filed with the SEC, and the definitive versions thereof (when they become available and including all amendments and supplements thereto).

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by eToro or the Company through the website maintained by the SEC at www.sec.gov.

[1]	(a) assumes that (i) none of the Company stockholders exercise their redemption rights, (ii) the aggregate amount of PIPE financing is $441 million, (iii) the Self-Tender Offer (as defined in the Merger Agreement) is adjusted in accordance with the Amended Subscription Agreements and is fully subscribed and (iv) the Split Factor (as defined in the Merger Agreement) is approximately 38 and (b) includes (i) sponsor shares that are not subject to price-based transfer restrictions following closing, (ii) eToro options and (iii) the Pre-PIPE Conversion (as defined in the Merger Agreement) occurring at $6.32 per share.

Participants in Solicitation

eToro and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed business combination under the rules of the SEC. the Company’s stockholders, eToro’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of eToro and the Company in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 10, 2021, as amended on December 1, 2021, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 30, 2021, as amended on December 1, 2021, or eToro’s Form F-4, as applicable, as well as their other filings with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of the Company’s stockholders in connection with the proposed business combination and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary proxy statement / prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed business combination (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between the Company and eToro and the business and operations of eToro. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements as to the expected timing, completion and effects of the proposed business combination, eToro’s present and future plans for its business and operations and eToro’s expectations as to market results and conditions; are based on various assumptions, whether or not identified in this communication, and on the current expectations of eToro’s and the Company’s management; are not predictions of actual performance; and are subject to risks and uncertainties. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: the risk that the proposed business combination may not be completed in a timely manner or at all; the failure to satisfy the conditions to the consummation of the proposed business combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed merger agreement; the amount of redemption requests made by the Company’s public stockholders; the effect of the announcement or pendency of the proposed business combination on eToro’s business; risks that the proposed business combination disrupts current plans and operations of eToro; potential difficulties in retaining eToro customers and employees; eToro’s estimates of its financial performance; changes in general economic or political conditions; changes in the markets in which eToro competes; slowdowns in securities trading or shifting demand for security trading product; the impact of natural disasters or health epidemics, including the ongoing COVID-19 pandemic; legislative or regulatory changes; the evolving digital asset market, including the regulation thereof; competition; conditions related to eToro’s operations in Israel; risks related to data security and privacy; changes to accounting principles and guidelines; potential litigation relating to the proposed business combination; the price of eToro’s securities may be volatile; the ability to implement business plans, and other expectations after the completion of the proposed business combination; and unexpected costs or expenses. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 (File No. 333-249646) (the “Form S-1”), eToro’s registration statement on Form F-4 (File No. 333-259189) (the “Form F-4”) and other documents if and when filed by eToro or the Company from time to time with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither eToro nor the Company presently know or that eToro and the Company currently believe are immaterial that could also cause actual events and results to differ. In addition, forward-looking statements reflect eToro’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. eToro and the Company anticipate that subsequent events and developments will cause eToro’s and the Company’s assessments to change. While eToro and the Company may elect to update these forward-looking statements at some point in the future, eToro and the Company specifically disclaim any obligation to do so, unless required by applicable law.

Any financial information or projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond eToro’s and the Company’s control. The inclusion of financial information or projections in this communication should not be regarded as an indication that eToro or the Company, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in the Company and is not intended to form the basis of an investment decision in the Company. All subsequent written and oral forward-looking statements concerning the Company and eToro, the Business Combination or other matters and attributable to the Company and eToro or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Disclaimer

This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, the securities of eToro, the Company or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 30, 2021, by and among eToro Group Ltd., Buttonwood Merger Sub Corp., and FinTech Acquisition Corp. V
10.1	Form of amendments to certain Subscription Agreements, dated March 16, 2021, between eToro Group Ltd. and the subscribers signatory thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ACQUISITION CORP. V

Dated: December 30, 2021	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	President

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